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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  APRIL 24, 1998


                                CLARCOR Inc.
                                ------------
           (Exact name of registrant as specified in its charter)

     Delaware                     1-11024                        36-0922490
     --------                     -------                        ----------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)                 Identification No.)
  incorporation)



  2323 Sixth Street, P.O. Box 7007, Rockford, Illinois               61125
  ----------------------------------------------------------         -----
  (Address of principal executive offices)                         (Zip Code)


  815-962-8867
  ------------
  (Registrant's telephone number,
  including area code)

                            N/A
  -----------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report.)





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Item 5.  OTHER EVENTS

On April 24, 1998, CLARCOR Inc., a Delaware Corporation, distributed to each holder of CLARCOR Common Stock as of April 10, 1998, the Record Date, a three-for-two stock split in the form of a 50% stock dividend. In connection therewith, a letter to shareholders (the "Letter") was mailed on April 24, 1998 which included notification that each right under the Company's shareholders rights agreement has been proportionately adjusted to reflect the stock split. The Letter is attached herewith as Exhibit 1 and is incorporated herein by reference.

A Notice of Adjustment of Rights is attached herewith as Exhibit 2 and is incorporated herein by reference.






                                 Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CLARCOR Inc.
                                            ------------
                                            (Registrant)


April 27, 1998                              By /s/ Lawrence E. Gloyd
                                            -------------------------
                                            Lawrence E. Gloyd
                                            Chairman of the Board &
                                            Chief Executive Officer